FORUM FUNDS
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101

                                     PROXY

               (FOR SHAREHOLDERS OF DAILY ASSETS CASH FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints Lisa J. Weymouth, Leslie K. Klenk and Patrick J. Keniston (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Cash Fund (the "Forum Series"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Forum Series to be held at the offices of Forum Financial Group, LLC, Two Portland Square, Portland, Maine 04101, on ________, 2003, at 10:00 a.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

         To approve the Agreement and Plan of Reorganization between Forum Funds, on behalf of Daily Assets Cash Fund, a series thereof, and Monarch Funds, on behalf of Daily Assets Cash Fund, a series thereof.

                      FOR _____ AGAINST _____ ABSTAIN _____

(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on __________, 2003. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

  _________________________________________________________     ________________
  Authorized Signature                                                Date

  _________________________________________________________
  Printed Name (and Title if Applicable)

  _________________________________________________________     ________________
  Authorized Signature (Joint Investor or Second Signatory)           Date

  _________________________________________________________
  Printed Name (and Title if Applicable)

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

          (FOR SHAREHOLDERS OF DAILY ASSETS TREASURY OBLIGATIONS FUND)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints Lisa J. Weymouth, Leslie K. Klenk and Patrick J. Keniston (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Treasury Obligations Fund (the "Forum Series"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Forum Series to be held at the offices of Forum Financial Group, LLC, Two Portland Square, Portland, Maine 04101, on ________, 2003, at 10:00 a.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

        To approve the Agreement and Plan of Reorganization between Forum Funds, on behalf of Daily Assets Treasury Obligations Fund, a series thereof, and Monarch Funds, on behalf of Daily Assets Treasury Fund, a series thereof.

                      FOR _____ AGAINST _____ ABSTAIN _____

(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on __________, 2003. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

  _________________________________________________________     ________________
  Authorized Signature                                                Date

  _________________________________________________________
  Printed Name (and Title if Applicable)

  _________________________________________________________     ________________
  Authorized Signature (Joint Investor or Second Signatory)           Date

  _________________________________________________________
  Printed Name (and Title if Applicable)

                                   FORUM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

       (FOR SHAREHOLDERS OF DAILY ASSETS GOVERNMENT OBLIGATIONS FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints Lisa J. Weymouth, Leslie K. Klenk and Patrick J. Keniston (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Government Obligations Fund (the "Forum Series"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Forum Series to be held at the offices of Forum Financial Group, LLC, Two Portland Square, Portland, Maine 04101, on ________, 2003, at 10:00 a.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

        To approve the Agreement and Plan of Reorganization between Forum Funds, on behalf of Daily Assets Government Obligations Fund, a series thereof, and Monarch Funds, on behalf of Daily Assets Government Fund, a series thereof.

                      FOR _____ AGAINST _____ ABSTAIN _____

(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on __________, 2003. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

  _________________________________________________________     ________________
  Authorized Signature                                                Date

  _________________________________________________________
  Printed Name (and Title if Applicable)

  _________________________________________________________     ________________
  Authorized Signature (Joint Investor or Second Signatory)           Date

  _________________________________________________________
  Printed Name (and Title if Applicable)